Exhibit 99.2

The Ether Machine Announces Additional 150,000 ETH (currently valued at ~$654M)
Invested In-Kind by Blockchains Founder Jeffrey Berns Ahead of Public Market Listing

Company previously announced $800M+ from institutional and strategic investors and an anchor investment in ether currently valued at ~$741M by Co-Founder and Chairman Andrew
Keys

Total ETH owned or committed is now 495,362, currently valued at ~$2.16B, with up to
$367.1M dollars committed to acquire additional ether, assuming no Dynamix public shareholders exercise their redemption rights

NEW YORK, September 2, 2025 – The Ether Machine, a planned public company following a pending business combination with Dynamix Corporation (Nasdaq: ETHM) and The Ether Reserve LLC, announced today that it has raised an additional 150,000 ETH (currently valued at approximately $654 million) of committed financing from Jeffrey Berns, Founder of Blockchains.

The additional capital is expected to further enable The Ether Machine to launch from a position of strength on day one as a public vehicle upon the closing of the business combination. The Ether Machine previously announced over $800 million of fully committed financing from institutional and strategic investors, as well as an anchor contribution currently valued at approximately $741 million (representing 169,984 ETH) by Co-Founder and Chairman Andrew Keys at inception. This additional investment brings the total ETH owned or committed to 495,362 (currently valued at ~$2.16B), with up to $367.1M dollars remaining to acquire additional ether, assuming no Dynamix Corporation public shareholders exercise their redemption rights and prior to the payment of transaction expenses.

“Securing this amount of capital from a single investor – particularly from someone with Jeff’s understanding and leadership in Ethereum – is a transformative milestone as we prepare for our public debut,” said Andrew Keys, Co-Founder and Chairman of The Ether Machine. “We are grateful for Jeff’s confidence in our strategy, and I look forward to partnering with him to build the best-in-class ether-producing machine.”

Jeffrey Berns has long championed Ethereum as the blockchain best positioned to provide the missing identity layer for the internet. Through his companies Blockchains, Genubank and Celsion, he is developing products and services in the identity and reputation domain.

“As a long-time believer in the potential of Ethereum to transform how we live and work, I am excited to join Andrew and The Ether Machine team on this journey,” said Jeffrey Berns. “Their strategy is projected to be the only institutional public vehicle which is purely Ethereum focused, run by world-class Ethereum subject matter experts, in the proper corporate and legal structure for global scale. I am confident in The Ether Machine’s ability to achieve its north star of dramatically increasing its ether concentration per share.”

Berns is also expected to serve as a director on the board of The Ether Machine upon closing of the transaction, which is anticipated in the fourth quarter of 2025, subject to shareholder approval and other customary closing conditions.

About The Ether Machine

Formed through a business combination (to be completed) between The Ether Reserve LLC (the “Company”) and Dynamix Corporation, a NASDAQ-listed special purpose acquisition company (the “Business Combination”), pursuant to a definitive business combination agreement (the “Business Combination Agreement”), The Ether Machine (“Pubco”) is an Ethereum yield and infrastructure company purpose-built for institutional management and scale. Expected to be anchored by one of the largest on-chain ETH positions of any public entity, The Ether Machine will actively generate and optimize ETH-denominated returns through staking, restaking, and secure, professionally risk-managed DeFi participation. The Company also expects to provide turnkey infrastructure solutions for enterprises, DAOs, and Ethereum-native builders seeking access to Ethereum’s consensus and blockspace economy. To learn more, please visit www.ethermachine.com.

About Dynamix Corporation

Dynamix Corporation (“Dynamix”) is a special purpose acquisition company incorporated under the laws of Cayman Islands for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Dynamix is led by the following seasoned investors and industry executives: Andrea “Andrejka” Bernatova, Chief Executive Officer and Chairman, Nader Daylami, Chief Financial Officer, Philip Rajan, Vice President of M&A and Strategy and board members, Lynn A. Peterson, Diaco Aviki and Tyler Crabtree. Additionally, Ralph Alexander, Joe Gatto, Peter Gross, Jimmy Henderson, Tommy Stone, and Steve Webster served as Advisors to Dynamix. Dynamix maintains a corporate website at https://dynamix-corp.com.

Additional Information and Where to Find It

Dynamix and Pubco intend to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of Dynamix and a prospectus of Pubco (the “Proxy Statement/Prospectus”) in connection with the proposed business combination (the “Business Combination”) and the other transactions contemplated by the Business Combination Agreement and/or described in this communication (together with the Business Combination and the private placement investments, the “Proposed Transactions”). The definitive proxy statement and other relevant documents will be mailed to shareholders of Dynamix as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. Dynamix and/or Pubco will also file other documents regarding the Proposed Transactions with the SEC. This communication does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF DYNAMIX AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH DYNAMIX’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT DYNAMIX, THE COMPANY, PUBCO AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Dynamix and Pubco, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Dynamix Corp, 1980 Post Oak Blvd., Suite 100, PMB 6373, Houston, TX 77056; e-mail: info@regen.io, or to: The Ether Machine, Inc., 2093 Philadelphia Pike #2640, Claymont, DE 19703, e-mail: dm@etherreserve.com.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The Pubco Class A Stock to be issued by Pubco and the class A units issued and to be issued by the Company, in each case, in connection with the Proposed Transactions, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in the Solicitation

Dynamix, Pubco, the Company and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from Dynamix’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of Dynamix’s securities are, or will be, contained in Dynamix’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Dynamix’s shareholders in connection with the Business Combination, including the names and interests of the Company and Pubco’s directors and executive officers, will be set forth in the Proxy Statement/Prospectus, which is expected to be filed by Dynamix and Pubco with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Dynamix, the Company or Pubco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Proposed Transactions and the parties thereto, including expectations, hopes, beliefs, intentions, plans, prospects, results or strategies regarding Pubco, the Company, Dynamix and the Proposed Transactions, statements regarding the anticipated benefits and timing of completion of the Proposed Transactions, The Ether Machine’s future status as a public company, business plans and investment strategies of Pubco, the Company and Dynamix, Pubco’s ability to become the only institutional public vehicle which is purely Ethereum focused, Pubco’s ability to dramatically increase ether concentration per share, any expected candidates to Pubco’s board of directors, and Pubco’s listing on an applicable securities exchange and the timing of such listing. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

These are subject to various risks and uncertainties, including regulatory review, Ethereum protocol developments, market dynamics, the risk that the Proposed Transactions may not be completed in a timely manner or at all, failure for any condition to closing of the Business Combination to be met, the risk that the Business Combination may not be completed by Dynamix’s business combination deadline, the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Dynamix’s shareholders, or the private placement investments, costs related to the Proposed Transactions and as a result of becoming a public company, failure to realize the anticipated benefits of the Proposed Transactions, the level of redemptions of Dynamix’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A shares of Dynamix or the shares of Pubco Class A Stock, the lack of a third-party fairness opinion in determining whether or not to pursue the Business Combination, the failure of Pubco to obtain or maintain the listing of its securities any stock exchange on which Pubco Class A Stock will be listed after closing of the Business Combination, changes in business, market, financial, political and regulatory conditions, risks relating to Pubco’s anticipated operations and business, including the highly volatile nature of the price of ether, the risk that Pubco’s stock price will be highly correlated to the price of ether and the price of ether may decrease between the signing of the definitive documents for the Proposed Transactions and the closing of the Proposed Transactions or at any time after the closing of the Proposed Transactions, risks related to increased competition in the industries in which Pubco will operate, risks relating to significant legal, commercial, regulatory and technical uncertainty regarding ether, risks relating to the treatment of crypto assets for U.S. and foreign tax purposes, challenges in implementing its business plan including ether-related financial and advisory services, due to operational challenges, significant competition and regulation, being considered to be a “shell company” by any stock exchange on which the Pubco Class A Stock will be listed or by the SEC, which may impact the ability to list Pubco’s Class A Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities, the outcome of any potential legal proceedings that may be instituted against the Company, Dynamix, Pubco or others following announcement of the Business Combination and those risk factors discussed in documents of the Company, Pubco, or Dynamix filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of Dynamix dated as of November 20, 2024 and filed by Dynamix with the SEC on November 21, 2024, Dynamix’s Quarterly Reports on Form 10-Q, Dynamix’s Annual Report on Form 10-K filed with the SEC on March 20, 2025 and the registration statement on Form S-4 and proxy statement/prospectus that will be filed by Pubco and Dynamix, and other documents filed by Dynamix and Pubco from time to time with the SEC, as well as the list of risk factors included herein. These filings do or will identify and address other important risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Additional risks and uncertainties not currently known or that are currently deemed immaterial may also cause actual results to differ materially from those expressed or implied by such forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation and do not intend to update or revise these forward-looking statements, each of which are made only as of the date of this communication.

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